AJS BANCORP, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
Dollars in thousands (except per share data)
(Unaudited)
                                                31-Mar-03       31-Dec-02
ASSETS

Cash and due from financial Institutions         $ 10,968        $ 16,896
Federal funds Sold                                 19,000           6,000
                                           -------------------------------
TOTAL CASH AND CASH EQUIVALENTS                    29,968          22,896

Certificates of deposit                                 0               0
Securities                                         54,149          52,263
Loans receivable net of allowance for loan loss
   of $2,032 at March 31, 2003, and $2,082 at
   December 31, 2002.                             141,435         136,134
Federal Home Loan Bank Stock                        7,101           4,477
Premises and equipment                              4,875           4,595
Accrued interest receivable & other assets          1,786           2,204
                                           -------------------------------
TOTAL ASSETS                                    $ 239,314       $ 222,569
                                           ===============================

LIABILITIES AND SHAREHOLDERS EQUITY
Deposits                                          182,870       $ 169,008
Federal Home Loan Bank advances                    19,000          16,000
Advance payments by borrowers for taxes
   and insurance                                    1,148           1,459
Accrued expenses and other liabilities              2,440           2,456
                                           -------------------------------

TOTAL LIABILITIES                                 205,458         188,923
TOTAL EQUITY                                       33,856          33,646
                                           -------------------------------
TOTAL LIABILITIES AND EQUITY                    $ 239,314       $ 222,569
                                           ===============================

                                                31-Mar-03       31-Mar-02
INTEREST INCOME & DIVIDEND INCOME
Loans, including fees                             $ 2,354         $ 2,485
Securities                                            680             750
Interest bearing deposits & other                      83              78
Federal Funds Sold                                     36              25
                                           -------------------------------
TOTAL INTEREST INCOME                               3,153           3,338

INTEREST EXPENSE ON DEPOSITS
Deposits                                            1,079           1,216
Federal Home Loan Bank & Other                        209             189
                                           -------------------------------
Total Interest Expense                              1,288           1,405
                                           -------------------------------
NET INTEREST INCOME                                 1,865           1,933
Provision for loan losses                               0              20
                                           -------------------------------
NET INTEREST INCOME AFTER PROVISION FOR
   LOAN LOSSES                                      1,865           1,913

NON-INTEREST INCOME
Insurance commissions                                  89             107
Service charges on deposit accounts                   123             131
Other                                                  74             154
                                           -------------------------------
TOTAL NON-INTEREST INCOME                             286             392

NON-INTEREST EXPENSE
Salaries and employee benefits                        781             789
Occupancy                                             224             217
Advertising & promotion                                67              57
Data processing                                        80             110
Other                                                 264             252
                                           -------------------------------
TOTAL NON-INTEREST EXPENSE                          1,416           1,425

INCOME BEFORE INCOME TAXES                            735             880
Income Tax Expense                                    265             309
                                           -------------------------------
NET INCOME                                          $ 470           $ 571
                                           ===============================
Net Income per Share                               $0.200          $0.245

AJS Bancorp, Inc.
Financial Highlights
(unaudited)

                                         March 31, 2003    December 31, 2002
                                                  (In thousands)
Selected Financial Highlights:
------------------------------
Total assets                            $ 239,314             $ 222,569
Loans receivable, net                     141,435               136,134
Securities                                 54,149                52,263
Deposits                                  182,870               169,008
Federal Home Loan Bank advances            19,000                16,000
Stockholders' equity                       33,856                33,646

Book value per share (1)                    14.43                 14.32

Number of shares outstanding (2)        2,346,656              2,350,338

                                        Three months ended    Three months ended
                                         March 31, 2003         March 31, 2002
                                     (In thousands except per share information)

Selected Operations Data:
-------------------------
Total interest income                    $ 3,153                    $ 3,338
Total interest expense                     1,288                      1,405
                                        ------------------------------------
Net interest income                        1,865                      1,933
Provision for loan losses                      0                         20
                                        ------------------------------------
Net interest income after provision
for loan losses                            1,865                      1,913
Noninterest income                           286                        392
Noninterest expense                        1,416                      1,425
                                        ------------------------------------
Income before taxes                          735                        880
Income tax provision                         265                        309
                                        ------------------------------------
Net income                                 $ 470                      $ 571
                                        ====================================

Earnings per share, basic and diluted     $ 0.20                     $ 0.24


                                         Three months ended   Three months ended
                                           March 31, 2003        March 31, 2002

Selected Operating Ratios:
--------------------------
Return on average assets                       0.79%                  1.10%
Return on average equity                       5.56%                  7.24%
Interest rate spread during the period         3.04%                  3.59%
Net interest margin                            3.32%                  3.93%
Average interest-earning assets to average
interest-bearing liabilities                 112.41%                112.01%
Efficiency ratio (3)                          65.83%                 61.29%


                                                As of                 As of
                                            March 31, 2003     December 31, 2002
                                            ---------------    -----------------
Asset Quality Ratios:
---------------------
Non-performing assets to total assets              0.46%               0.49%
Allowance for loan losses to non-performing
loans                                            183.75%             197.91%
Allowance for loan losses to loans receivable,
gross                                              1.43%               1.51%

(1)  Shareholders' equity divided by number of shares outstanding.
(2)  Total shares issued, less unearned ESOP shares and treasury shares.
(3) Non-interest expense divided by the sum of net interest income and non-interest income.